SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2008

Goldspan Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146442	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#903-583 Beach Crescent Ave., Vancouver, B.C.	V6Z 3E6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (604) 779-4099

1155 Seymour Street Suite 204, Vancouver, BC V6B 1K2 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

Our corporate offices have been moved.  Our new office address is:

#903-583 Beach Crescent Ave.
Vancouver, B.C. V6Z 3E6

Our phone number remains the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldspan Resources, Inc.

/s/Jeff Wegel
Jeff Weigel
President and CEO
Date: July 22, 2008